EXHIBIT 10.21


                      [LETTERHEAD OF URT INDUSTRIES, INC.]


                                                                   July 10, 2000


Mr. Allan Wolk
1180 East Hallandale Beach Boulevard
Hallandale, FL 33009

Dear Mr. Wolk:

     It is the purpose of this letter to confirm our agreement to further amend the Amended and Restated Employment Agreement, dated as of the first day of October, 1994 (the "Employment Agreement"), between URT Industries, Inc. ("URT"), and yourself ("Employee"), as previously amended, in the manner described below:

     Employee acknowledges having received salary compensation, during the fiscal year ended April 1, 2000 which is $94,450 less than the compensation to which he would otherwise be entitled with respect to such period, and agrees to forego such $94,450 in compensation.

     Except as set forth above, Employee does not waive any benefits or other rights under the Employment Agreement.

     Please sign below to confirm your agreement to the foregoing.

                                                Very truly yours,

                                                URT INDUSTRIES, INC.


                                                By: /s/ Brian Wolk
                                                    ----------------------------
                                                    Executive Vice-President
AGREED TO AND APPROVED:

/s/ Allan Wolk
----------------------------------
            Allan Wolk